SCHEDULE OF INVESTMENT IN MARKETABLE SECURITIES (Details) - USD ($)	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Investment In Marketable Securities
Cost of investment	$ 16,687	$ 89,001	$ 577,035
Transfer from non-marketable security		1,500
Dividend income from Greenpro Capital Corp.			18,939
Unrealized holding loss	8,710	(73,519)	(505,231)
Exchange rate effect	(66)	(295)	(1,742)
Investment in marketable securities	$ 25,331	$ 16,687	$ 89,001